Exhibit 24.2

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2012.

DAVID R. ANDREWS	RICHARD A. MESERVE
David R. Andrews	Richard A. Meserve

LEWIS CHEW	FORREST E. MILLER
Lewis Chew	Forrest E. Miller

C. LEE COX	ROSENDO G. PARRA
C. Lee Cox	Rosendo G. Parra

ANTHONY F. EARLEY, JR.	BARBARA L. RAMBO
Anthony F. Earley, Jr.	Barbara L. Rambo

MARYELLEN C. HERRINGER	BARRY LAWSON WILLIAMS
Maryellen C. Herringer	Barry Lawson Williams

ROGER H. KIMMEL
Roger H. Kimmel

POWER OF ATTORNEY

ANTHONY F. EARLEY, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2012.

ANTHONY F. EARLEY, JR.
Anthony F. Earley, Jr.

POWER OF ATTORNEY

KENT M. HARVEY, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2012.

KENT M. HARVEY
Kent M. Harvey

POWER OF ATTORNEY

DINYAR B. MISTRY, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2012.

DINYAR B. MISTRY
Dinyar B. Mistry

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2012.

RICHARD A. MESERVE
David R. Andrews	Richard A. Meserve

LEWIS CHEW	FORREST E. MILLER
Lewis Chew	Forrest E. Miller

C. LEE COX	ROSENDO G. PARRA
C. Lee Cox	Rosendo G. Parra

MARYELLEN C. HERRINGER	BARBARA L. RAMBO
Maryellen C. Herringer	Barbara L. Rambo

CHRISTOPHER P. JOHNS	BARRY LAWSON WILLIAMS
Christopher P. Johns	Barry Lawson Williams

ROGER H. KIMMEL
Roger H. Kimmel

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, President of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President (principal executive officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2012.

CHRISTOPHER P. JOHNS
Christopher P. Johns

POWER OF ATTORNEY

DINYAR B. MISTRY, the undersigned, Vice President, Chief Financial Officer, and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer, and Controller (principal financial officer and principal accounting officer) of said corporation the Annual Report on Form 10-K for the year ended December 31, 2011 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2012.

DINYAR B. MISTRY
Dinyar B. Mistry